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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2005

                            PAYLESS SHOESOURCE, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-14770                  43-1813160
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

           3231 Southeast Sixth Avenue
                 Topeka, Kansas                                   66607-2207
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (785) 233-5171


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or principal Officers; Election of Directors;
            Appointment of Principal Officers

     On January 27, 2005, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing Michael A. Weiss has been elected to its Board of Directors, with a term to expire in 2007. Mr. Weiss was also appointed to the Compensation, Nominating and Governance Committee of the Company's Board of Directors. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Exhibits:

     99.1 Press Release, dated January 31, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAYLESS SHOESOURCE, INC.


Date: January 31, 2005                By:  /s/ Ullrich E. Porzig
                                           -------------------------------------
                                           Ullrich E. Porzig
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

     Exhibit No.   Exhibit
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        99.1       Press Release, dated January 31, 2005